UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  January 27, 2005
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                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        005-79752                                        84-1557072
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(Commission File Number)                      (IRS Employer Identification No.)


  3200 West Oakland Park Blvd., Lauderdale Lakes, Florida                33311
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

         This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 8.01         Other Events.

         On January 27, 2005, the Company was served with a summons with notice by Jarred Weisfeld and Cherry Jones, individually and doing business as JarredCherry Productions LLC, referred to herein as the plaintiffs, which indicates that the plaintiffs commenced an action against the Company. The plaintiffs alleged, among other things, breach of contract, breach of implied covenant of good faith and fair dealing, unfair competition, tortuous misappropriation of goodwill, and deceptive acts and practices pursuant to
Section 349 of the New York General Business Law. This dispute stems from an alleged agreement between the plaintiffs and the Company related to the works of the late Mr. Russell Jones, who was the son of Ms. Jones and the management client of Mr. Weisfeld. The Company served on plaintiffs and filed a demand for complaint in the jurisdiction in which the summons with notice was filed by the plaintiffs. The plaintiffs were required to respond within 20 calendar days as measured from February 23, 2005, to avoid having the action dismissed. The plaintiffs did not respond within the required 20 calendar days but did file a complaint on March 15, 2005. The complaint indicated that the plaintiffs were seeking compensatory and punitive damages of no less than $1,812,500 for each of the six causes of action alleged. On May 6, 2005 the Company, forwarded a proposed definitive settlement agreement to the Plaintiffs Attorney for their review.

         On June 20, 2005, the Company and the Plaintiffs entered into a Confidential Settlement Agreement and Mutual Release (the "Agreement") wherein the Parties agreed to resolve their differences without admitting or acknowledging the validity of the position taken by the other Parties in the course of the litigation. The complaint filed by the Plaintiffs shall be dismissed with prejudice within ten days from the date hereof and the agreement became effective upon the receipt of the first installment to the Plaintiffs, which was made and accepted on June 28, 2005.

         The Company will pay JarredCherry the sum of $90,000 as follows; $10,000 upon execution of the Agreement, and $10,000 per month for eight consecutive months commencing 30 days from the date of the Agreement, as full and final settlement of the disputes.


Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits.

             10.1 Confidential Settlement Agreement and Mutual Release June 21, 2005

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 8, 2005                          AGU ENTERTAINMENT CORP.


                                               By /s/ John W. Poling
                                                  ----------------------------
                                               Name: John W. Poling
                                               Title:  Chief Financial Officer